Exhibit 99.2

Supplemental Data
March 31, 2009

Table of Contents Q1 2009 Supplemental

PAGE

About Gramercy Capital Corp.	3

Consolidated Financial Information

Comparative Balance Sheets	5, 6
Reconciliation of Discontinued Operations	7
Comparative Statements of Operations	8
Comparative Computation of FFO	9
Condensed Consolidated Statement of Stockholders’ Equity	10
Capitalization Analysis	11

Debt Data

Consolidated Debt Summary Schedule	13
Debt Amortization Schedule by Years	14

Gramercy Finance

Finance Portfolio Summary	16
Loan Maturity Schedule	17
Loan Region and Property Type	18
Credit Ratings of CMBS Investments	19
CMBS Region and Property Type	20

Gramercy Realty

Realty Comparative Balance Sheets	22, 23
Realty Comparative Statements of Operations	24
Realty Portfolio Summary	25, 26
Portfolio Vacancies	27, 28
Lease Expiration	29, 30
Top Ten	31 - 33
Dispositions	34

Glossary	35

Corporate and Investor Information	36, 37

About Gramercy Capital Corp. Q1 2009 Supplemental

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States. Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Compamy’s commercial real estate finance and property investment businesses are conducted.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Los Angeles, California, Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gramercycapitalcorp.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company’s current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the success or failure of our efforts to implement our current business strategy, the strength of the commercial finance and real estate property markets and the banking industry specifically, competitive market conditions, unanticipated administrative costs, general and local economic conditions, interest rates, capital and credit market conditions, bankruptcies and defaults of borrowers or tenants in our properties or properties securing the Company’s debt investments, the Company’s ability to operate as an internally-managed company, difficulties encountered in the resolution of the Company’s non-performing and sub-performing assets, integrating the Company’s former external manager into the Company, compliance with financial covenants, maintenance of liquidity needs, management changes, compliance with over-collateralization and interest coverage tests in the Company’s CDOs, and other factors including those listed in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company’s filings with the Securities and Exchange Commission.

Consolidated
Financial Information

Comparative Balance Sheets - Assets Q1 2009 Supplemental

(Unaudited - in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Assets
Real estate investments, at cost:
Land	$904,196	$891,500	$739,278	$741,619	$89,896
Building and improvements	2,414,527	2,441,839	2,631,386	2,642,437	81,376
Less: accumulated depreciation	(61,493)	(47,071)	(36,356)	(19,170)	(2,573)
Total real estate investments, net	3,257,230	3,286,268	3,334,308	3,364,886	168,699

Cash and cash equivalents	83,199	136,828	95,195	55,201	307,647
Restricted cash	233,140	234,781	263,340	229,119	75,547
Pledged government securities, net	100,483	101,576	102,607	103,527	—
Loans and other lending investments, net	1,914,606	2,213,473	2,230,770	2,179,311	2,358,732
Commercial mortgage backed securities	887,585	869,973	857,402	855,815	835,922
Investment in joint ventures	99,433	96,777	95,675	71,051	54,975
Assets held for sale, net	261,554	189,922	201,726	394,778	193,269
Tenant and other receivables, net	27,005	28,129	25,739	26,588	—
Derivative instruments, at fair value	—	—	437	786	—
Accrued interest	23,392	25,447	22,027	33,040	30,911
Acquired lease assets, net	499,652	536,212	399,903	412,634	—
Deferred costs, net	47,016	53,248	74,256	78,441	53,310
Other assets	53,669	48,322	63,262	48,972	50,709
Total assets	$7,487,964	$7,820,956	$7,766,647	$7,854,149	$4,129,721

Comparative Balance Sheets – Liabilities & Equity Q1 2009 Supplemental

(Unaudited - in thousands)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Liabilities
Mortgage notes payable	$1,771,512	$1,833,005	$1,947,710	$1,957,771	$153,624
Mezzanine notes payable	573,464	580,462	598,063	599,410	—
Credit facilities	—	172,301	172,301	168,917	50,000
Term loan, credit facility and repurchase facility	79,601	95,897	107,994	94,915	166,777
Collaterized debt obligations	2,607,759	2,608,065	2,662,955	2,683,955	2,721,700
Junior subordinated notes	150,000	—	—	—	—
Total secured and other debt	5,182,336	5,289,730	5,489,023	5,504,968	3,092,101

Accounts payable and accrued expenses	74,378	88,437	110,679	117,299	21,921
Management and incentive fees payable	1,972	979	5,089	6,065	5,735
Dividends payable	4,661	2,325	2,341	34,675	24,280
Accrued interest payable	8,004	8,167	10,806	12,677	—
Deferred revenue	99,683	98,693	59,480	54,912	—
Below market lease liabilities, net	845,769	846,351	708,186	746,146	—
Leasehold interests, net	20,361	21,051	21,759	21,895	—
Liabilities related to assets held for sale	60,372	110,543	9,626	7,274	—
Derivative instruments, at fair value	206,529	157,776	83,718	63,902	116,148
Other liabilities	27,394	14,471	12,376	14,995	12,432
Deferrable interest debentures held by trusts that issued trust preferred securities	—	150,000	150,000	150,000	150,000
Total liabilities	6,531,459	6,788,523	6,663,083	6,734,808	3,422,617

Stockholders’ equity:
Common stock	50	50	51	51	34
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,078,109	1,077,983	1,081,055	1,079,851	687,426
Accumulated other comprehensive income	(209,522)	(160,739)	(82,991)	(58,627)	(108,859)
(Accumulated deficit) retained earnings	(26,069)	1,222	(8,219)	(15,525)	17,298
Total Gramercy Capital Corp. stockholders’ equity	953,773	1,029,721	1,101,101	1,116,955	707,104
Non-controlling interest	2,732	2,712	2,463	2,386	—
Total stockholders’ equity	956,505	1,032,433	1,103,564	1,119,341	707,104

Total liabilities and stockholders’ equity	$7,487,964	$7,820,956	$7,766,647	$7,854,149	$4,129,721

Reconciliation of Discontinued Operations Q1 2009 Supplemental

	Quarter Ended
	March 31, 2009	March 31, 2009	March 31, 2009
(Unaudited - in thousands)	Pre-DISCOPS	DISCOPS	Post-DISCOPS
Revenues:
Investment income	$52,934	$—	$52,934
Rental revenue	83,673	3,957	79,716
Gain on sales and other income	1,566	81	1,485
Operating expense reimbursements	32,684	2,624	30,060
Total revenues	170,857	6,662	164,195

Operating expenses:
Ground rent and leasehold obligations	4,666	239	4,427
Real estate taxes	10,930	1,363	9,567
Utilities	10,585	633	9,952
Property and leasehold impairments	5,773	5,773	—
Other property operating expenses	22,457	3,102	19,355
Direct billable expenses	2,575	412	2,163
Total operating expenses	56,986	11,522	45,464
Net operating income (loss)	113,871	(4,860)	118,731

Other income (expense):
Gain on extinguishment of debt	107,229	—	107,229
Business acquisition costs	(2,826)	—	(2,826)
Impairment	(84,428)	—	(84,428)
Management fees	(5,672)	—	(5,672)
Incentive fee	—	—	—
Marketing, general and administrative	(5,958)	—	(5,958)
Provision for loan loss	(52,771)	—	(52,771)
Total other income (expense)	(44,426)	—	(44,426)

EBITDA	69,445	(4,860)	74,305

Interest expense	66,220	868	65,352
Depreciation and amortization	28,099	636	27,463
Net gains from disposals	(358)	(358)	—
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(24,516)	(6,006)	(18,510)

Equity in net income from unconsolidated joint ventures	1,848	(364)	2,212

Provision for taxes	(2,267)	—	(2,267)
Net loss attributable to non-controlling interest	(20)	—	(20)

Net loss from continuing operations	$(24,955)	$(6,370)	$(18,585)

Net loss from discontinued operations, net of non-controlling interest	$—	$6,637	$(6,637)
Yield maintenance	—	91	(91)
Net gains from disposals	—	(358)	$358

Net loss from discontinued operations	—	6,370	(6,370)

Net loss	$(24,955)	$—	$(24,955)

Comparative Statements of Operations Q1 2009 Supplemental

	Quarter Ended
	March 31, 2009	March 31, 2009	March 31, 2009
(Unaudited - in thousands)	Pre-DISCOPS	DISCOPS	Post-DISCOPS

Revenues:
Investment income	$52,934	$—	$52,934
Rental revenue	83,673	3,957	79,716
Gain on sales and other income	1,566	81	1,485
Operating expense reimbursements	32,684	2,624	30,060
Total revenues	170,857	6,662	164,195

Operating expenses:
Ground rent and leasehold obligations	4,666	239	4,427
Real estate taxes	10,930	1,363	9,567
Utilities	10,585	633	9,952
Property and leasehold impairments	5,773	5,773	—
Other property operating expenses	22,457	3,102	19,355
Direct billable expenses	2,575	412	2,163
Total operating expenses	56,986	11,522	45,464
Net operating income (loss)	113,871	(4,860)	118,731

Other income (expense):
Gain on extinguishment of debt	107,229	—	107,229
Business acquisition costs	(2,826)	—	(2,826)
Impairment	(84,428)	—	(84,428)
Management fees	(5,672)	—	(5,672)
Incentive fee	—	—	—
Marketing, general and administrative	(5,958)	—	(5,958)
Provision for loan loss	(52,771)	—	(52,771)
Total other income (expense)	(44,426)	—	(44,426)

EBITDA	69,445	(4,860)	74,305

Interest expense	66,220	868	65,352
Depreciation and amortization	28,099	636	27,463
Net gains from disposals	(358)	(358)	—
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(24,516)	(6,006)	(18,510)

Equity in net income from unconsolidated joint ventures	1,848	(364)	2,212

Provision for taxes	(2,267)	—	(2,267)
Net loss attributable to non-controlling interest	(20)	—	(20)

Net loss from continuing operations	$(24,955)	$(6,370)	$(18,585)

Net loss from discontinued operations, net of non-controlling interest	$—	$6,637	$(6,637)
Yield maintenance	—	91	(91)
Net gains from disposals	—	(358)	$358

Net loss from discontinued operations	—	6,370	(6,370)

Net loss	$(24,955)	$—	$(24,955)

Comparative Computation of FFO Q1 2009 Supplemental

	Quarter Ended		Quarter Ended
(Unaudited - in thousands, except per share data)	March 31, 2009	March 31, 2008	December 31, 2008	December 31, 2007

Net income available to common stockholders	$(27,291)	$23,135	$9,439	$23,202
Add:
Depreciation and amortization	30,698	4,589	28,303	3,830
FFO adjustment for unconsolidated joint ventures	1,173	186	156	156
Less:
Non-real estate depreciation and amortization	(2,989)	(3,877)	(1,977)	(3,140)
Gain on sale of properties	(358)	—	—	—
Funds from operations	$1,233	$24,033	$35,921	$24,048

Funds from operations per share - basic	$0.02	$0.69	$0.70	$0.72

Funds from operations per share - diluted	$0.02	$0.69	$0.69	$0.69

Consolidated Statement of Stockholders’ Equity Q1 2009 Supplemental

					Accumulated	(Accumulated
			Series A	Additional	Other	Deficit)/	Non-
			Preferred	Paid-	Comprehensive	Retained	controlling		Comprehensive
(Unaudited - in thousands)	Shares	Par Value	Stock	In-Capital	Income (Loss)	Earnings	interest	Total	Income
Balance at December 31, 2008	49,852	$50	$111,205	$1,077,983	$(160,739)	$1,222	$2,712	$1,032,433
Net income						(24,955)	20	(24,935)	(24,955)
Change in net unrealized (loss) on derivative instruments					(48,925)			(48,925)	(48,925)
Reclassification adjustments from cash flow hedges included in net income
Net unrealized gain/ (loss) on securities previous available for sale					142			142	142
Issuance of common stock in connection with American Financial Realty Trust acquisition								—
Issuance of stock - stock purchase plan	12							—
Acquisition of common stock in connection with clawback agreement with SL Green								—
Proceeds from stock option exercises								—
Stock based compensation - fair value				126				126
Deferred compensation plan, net								—
Dividends declared on common stock								—
Dividends declared on preferred stock						(2,336)		(2,336)
Balance at March 31, 2009	49,864	$50	$111,205	$1,078,109	$(209,522)	$(26,069)	$2,732	$956,505	$(73,738)

Capitalization Analysis Q1 2009 Supplemental

(Unaudited - in thousands, except per share data)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Market Capitalization

Common stock:
Common shares outstanding	49,863,831	49,852,243	51,316,586	51,295,294	34,853,911
Share price (end of period)	$0.97	$1.28	$2.59	$11.59	$20.93

Preferred stock:
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$25	$25	$25	$25	$25

Equity market capitalization	$163,368	$178,811	$247,910	$709,512	$844,492

Secured and Other Debt

Mortgage notes payable	$1,771,512	$1,833,005	$1,947,710	$1,957,771	$153,624
Mezzanine loan paybale	573,464	580,462	598,063	599,410	—
Term loan, credit facility and repurchase facility	79,601	95,897	107,994	94,915	166,777
CDOs	2,607,759	2,608,065	2,662,955	2,683,955	2,721,700
Total secured debt	5,032,336	5,117,429	5,316,722	5,336,051	3,042,101

Unsecured credit facilities	—	172,301	172,301	168,917	50,000
Trust preferred/Junior Subordinated notes	150,000	150,000	150,000	150,000	150,000
Total unsecured debt	150,000	322,301	322,301	318,917	200,000

Total debt	$5,182,336	$5,439,730	$5,639,023	$5,654,968	$3,242,101

Total enterprise value (debt and equity market capitalization)	$5,345,704	$5,618,541	$5,886,933	$6,364,480	$4,086,593

Available under Lines of Credit and Facilities

Secured line commitment	$—	$406,692	$412,100	$900,000	$900,000
Maximum available based on collateral pool	—	130,336	147,078	150,727	228,761
Balance outstanding	—	95,897	107,994	111,355	176,678
Availability	—	34,438	39,084	39,372	52,083
Mark-to-market adjustment	—	—	3,123	1,785	13,443
Restricted liquidity	—	34,438	35,961	37,125	38,289
Net available liquidity	—	—	—	462	351

Unfunded commitments	—	—	16,869	16,340	19,967
Available pledge capacity	—	276,357	248,153	732,933	651,272

Unsecured line commitment	—	175,000	175,000	175,000	175,000
Balance outstanding	—	172,301	172,301	168,917	50,000
Availability	—	2,699	2,699	6,083	125,000

Total availability	$—	$279,056	$250,852	$739,478	$776,623

Common Stock Price

High	$1.68	$2.66	$11.89	$22.36	$24.00

Low	$0.43	$0.70	$2.48	$11.59	$15.54

Debt Data

Debt Summary Schedule Q1 2009 Supplemental

(Dollars in millions)

		As of	Coupon
	Number of	3/31/2009	Interest	Maturity
Mortgage/Borrowing	Properties	Balance (1)	Rate (2)	Date

Secured Fixed-Rate Debt:
Bank of America - BBD1	116	$358.2	5.47%	Dec-2013
Bank of America - BBD2	139	218.8	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	74.9	5.53%	Oct-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
BOA Plaza - St Louis	1	53.0	4.55%	Jul-2009
Pitney Bowes - Bank of America	71	49.4	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	40.5	6.17%	Feb-2013
Beaver Valley	1	39.9	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wachovia A	23	22.2	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.3	8.29%	Aug-2010
Debt With Principal Balance < $3 Million	30	39.8	5.90	n/a
Total Secured Fixed-Rate Debt	477	$1,323.8	5.69%	n/a

Unsecured Fixed-Rate Debt(3):
Junior Subordinate Notes	n/a	$150.0	0.50%	Jun-2035

Total Unsecured Fixed-Rate Debt		$150.0	0.50%	n/a

Total Fixed-Rate Debt	477	$1,473.8	5.16%	n/a

Secured Floating-Rate Debt:
CDO 2007-1	n/a	$981.3	3m L+0.46%	Aug-2056	(4)
CDO 2006-1	n/a	842.0	3m L+0.37%	Jul-2041	(4)
CDO 2005-1	n/a	784.7	3m L+0.49%	Jul-2035	(4)
Goldman/Citigroup/KBS/SL Green Mezzanine	0	477.4	5.76%	Mar-2010
Goldman/Citigroup/SL Green Mortgage	196	241.3	2.55%	Mar-2010
PB Capital Mortgage	47	240.0	2.15%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	0	96.1	6.56%	Mar-2010
Wachovia Credit Facility	n/a	60.9	1m L+2.43%	Jul-2010
Goldman Repurchase Facility	n/a	18.7	1m L+2.50%	Dec-2010
Total Secured Floating-Rate Debt	243	$3,742.4		n/a

Unsecured Floating-Rate Debt:

Total Unsecured Floating-Rate Debt				n/a

Total Floating-Rate Debt	243	$3,742.4		n/a

Total Debt	720	$5,216.2		n/a

% Secured Debt Balance to Total Debt				97.1%
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				50.0%

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity

(3) Fixed interest rate of 0.5% per annum ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity

(4) Maturity dates listed are stated final maturities

Debt Amortization Schedule by Years Q1 2009 Supplemental

(Dollars in millions)

Debt Summary						Remaining Debt Amortization
			3/31/2009	Coupon							2014	2019
		Number of	Principal	Interest	Remaining						Through	Through
Mortgage/Borrowing		Properties	Balance (8)	Rate (9)	Term (Yrs)	2009	2010	2011	2012	2013	2018	2023	> 2023
CDO 2007-1	(1)	n/a	$981.3	3m L+0.46%	47.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$981.3
CDO 2006-1	(1)	n/a	842.0	3m L+0.37%	32.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	842.0
CDO 2005-1	(1)	n/a	784.7	3m L+0.49%	26.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	784.7
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	477.4	1m L+5.200%	0.9	0.0	477.4	0.0	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1	(3)	116	358.2	5.467%	4.7	8.4	11.9	12.6	13.2	312.1	0.0	0.0	0.0
Goldman/Citigroup/SL Green Mortgage	(4)	196	241.3	1m L+1.988%	1.2	0.0	242.6	0.0	0.0	0.0	0.0	0.0	0.0
PB Capital Mortgage	(5)	47	240.0	1m L+1.650%	4.0	0.0	0.0	0.0	0.0	240.0	0.0	0.0	0.0
Bank of America - BBD2		139	218.8	5.963%	10.4	2.6	3.8	4.0	4.2	4.5	27.2	172.3	0.0
Dana - Bank of America		15	180.0	5.610%	8.8	0.0	0.0	0.0	0.0	0.0	180.0	0.0	0.0
Junior Subordinate Notes	(6)	n/a	150.0	0.500%	26.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	150.0
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	96.1	1m L+6.000%	0.9	0.0	96.1	0.0	0.0	0.0	0.0	0.0	0.0
101 Independence		1	74.9	5.527%	7.5	1.0	1.4	1.5	1.6	1.7	67.7	0.0	0.0
Wachovia Credit Facility		n/a	60.9	1m L+2.425%	1.3	0.0	60.9	0.0	0.0	0.0	0.0	0.0	0.0
292 Madison (100%)		1	59.1	6.170%	8.3	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
BOA Plaza - St Louis		1	53.0	4.546%	0.3	53.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Pitney Bowes - Bank of America		71	49.4	5.328%	13.5	1.6	1.6	1.7	1.8	1.9	11.2	29.5	0.0
One Citizens Plaza		1	43.5	5.703%	2.8	0.0	0.0	0.0	43.5	0.0	0.0	0.0	0.0
801 Market Street		1	40.5	6.170%	3.8	0.5	0.7	0.8	0.8	37.6	0.0	0.0	0.0
Beaver Valley		1	39.9	5.055%	5.8	0.6	0.8	0.8	0.9	0.9	36.0	0.0	0.0
FSI 6000D		16	31.3	5.800%	8.2	0.0	0.2	0.4	0.4	0.4	29.9	0.0	0.0
FSI 6000B		16	30.0	5.800%	8.2	0.0	0.2	0.4	0.4	0.4	28.7	0.0	0.0
FSI 6000A		15	26.4	6.800%	8.5	0.0	0.0	0.0	0.0	0.3	26.1	0.0	0.0
FSI 6000C		15	22.7	6.800%	8.5	0.0	0.0	0.0	0.0	0.2	22.5	0.0	0.0
Pitney Bowes - Wachovia A		23	22.2	5.496%	14.2	0.8	1.1	1.2	1.2	1.3	7.7	9.0	0.0
Sterling Bank		14	19.9	5.565%	7.8	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Goldman Repurchase Facility		n/a	18.7	1m L+2.500%	1.8	0.0	18.7	0.0	0.0	0.0	0.0	0.0	0.0
Jenkins Court		1	14.3	8.290%	1.4	0.2	14.1	0.0	0.0	0.0	0.0	0.0	0.0

Debt With Principal Balance >=$1 Million & <$3 Million	(7)	17	31.0	5.822%	4.0	0.9	1.3	1.4	8.0	19.4	0.0	0.0	0.0

Debt With Principal Balance < $1 Million*		13	8.8	6.206%	6.1	0.3	0.4	0.4	4.1	2.1	0.6	0.9	0.0

Total / Weighted Avg		720	$5,216.2			$69.8	$933.1	$25.1	$80.3	$623.0	$516.5	$211.7	$2,758.0

(1)	Stated Coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2)	Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/9/2010 with option to extend to 3/9/2011 - 1M LIBOR cap of 5.25%
(3)	$85.0mm is collateralized by defeasance securities
(4)	GS Mortgage Loan floating rate based on LIBOR + 198bps - Maturity date is 3/9/2010 with option to extend to 3/9/2011
(5)	PB Capital Mortgage Loan floating rate based on LIBOR + 165bps
(6)	Fixed interest rate of 0.5% per annum commencing 1/30/09 and ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity
(7)	$3.5mm is collateralized by defeasance securities (3 Loans)
(8)	Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts
(9)	Schedule does not include any impact as a result of our hedging activity

Gramercy Finance

Gramercy Finance – Portfolio Summary Q1 2009 Supplemental

Loan Portfolio and Commercial Real Estate Securities - 3/31/09

Type	Investment Count	Debt Investments	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	32	$1,154,882	55.9%		422 bps	385 bps	$778,365
Subordinate Mortgage - Floating Rate	5	80,299	3.9%		242 bps	225 bps	25,494
Mezzanine Loans - Floating Rate	16	340,413	16.4%		646 bps	435 bps	102,186
Total Floating Rate Investments	53	$1,575,594	76.2%		461 bps	387 bps	$906,045

Whole Loans - Fixed Rate	7	178,904	8.7%	7.14%
Subordinate Mortgage - Fixed Rate	5	63,464	3.1%	9.16%
Mezzanine Loans - Fixed Rate	5	237,082	11.4%	10.11%
Preferred Equity - Fixed Rate	1	12,012	0.6%	10.22%
Total Fixed Rate Investments	18	491,462	23.8%	8.91%

Subtotal for Loan Portfolio (1)	71	$2,067,056	100.0%	8.91%	461 bps	387 bps	$906,045

Real Estate Securities - Floating Rate	8	$71,948	8.1%		987 bps
Real Estate Securities - Fixed Rate	67	815,637	91.9%	6.25%
Subtotal	75	$887,585	100.0%	6.25%	987 bps

Total / Average		$2,954,641		7.25%	484 bps	387 bps	$906,045

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $103.4 million with an effective spread of 610 basis points and Non-Performing loans classified as Whole Loans - Fixed Rate of approximately $56.8 million with an effective yield of 7.67%.

Gramercy Finance – Loan Maturity Schedule Q1 2009 Supplemental

(Dollars in thousands)

Loan Portfolio by Current Maturity - 3/31/09

Year	No.	Principal	Percentage
2009	36	$1,012,165	49.0%
2010	15	497,806	24.1%
2011	7	185,235	9.0%
2012	2	63,190	3.1%
2013	0	—	0.0%
Thereafter	11	308,660	14.8%
Total	71	$2,067,056	100.0%

Loan Portfolio by Fully Extended Maturity (1) - 3/31/09

Year	No.	Principal	Percentage
2009	11	$355,365	17.2%
2010	9	231,443	11.2%
2011	19	564,140	27.3%
2012	19	498,003	24.1%
2013	2	109,445	5.3%
Thereafter	11	308,660	14.9%
Total	71	$2,067,056	100.0%

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are executed.

Gramercy Finance – Loan Region and Property Type Q1 2009 Supplemental

(Dollars in thousands)

Loan Portfolio by Region - 3/31/09

Region	No. (1)	Principal	Percentage
Northeast	28	$960,330	46.5%
West	18	584,806	28.3%
South	7	210,581	10.2%
Mid-Atlantic	7	122,144	5.9%
Southwest	5	103,907	5.0%
Various	3	58,762	2.8%
Midwest	1	22,296	1.1%
Other (2)	2	4,230	0.2%
Total	71	$2,067,056	100.0%

Loan Portfolio by Property Type - 3/31/09

Property Type	No. (1)	Principal	Percentage
Office - CBD	17	$577,433	27.9%
Hotel	11	311,487	15.1%
Office - Suburban	10	278,929	13.5%
Multifamily	6	251,202	12.2%
Land - Commercial	5	202,203	9.8%
Retail	7	180,419	8.7%
Condo	4	94,231	4.5%
Mixed-Use	2	59,103	2.9%
Land - Residential	4	54,958	2.7%
Industrial	2	47,879	2.3%
Other (3)	3	9,212	0.4%
Total	71	$2,067,056	100.0%

(1) Represents the number of Investments, not the property count of the underlying collateral.

(2) Includes IO Strips and a Defeased Loan.

(3) Includes IO Strips and a Defeased Loan, and a loan to one Sponsor secured by the equity interests in seven properties.

Gramercy Finance – Credit Ratings of CMBS Investments Q1 2009 Supplemental

(Dollars in thousands)

Real Estate Securities

By Highest Current Rating - 3/31/2009

Rating	Balance	Percentage
AAA	$816,600	92.0%
AA	26,299	3.0%
AA-	3,501	0.4%
BB	6,238	0.7%
BB-	5,012	0.6%
B+	8,100	0.9%
B	4,393	0.5%
B-	7,302	0.8%
CCC+	3,600	0.4%
CCC	5,444	0.6%
Not Rated	1,096	0.1%
Total	$887,585	100.0%

By Lowest Current Rating - 3/31/2009

Rating	Balance	Percentage
AAA	$195,784	22.1%
AA	8,046	0.9%
AA-	96,236	10.8%
A+	91,951	10.4%
A	419,173	47.2%
A-	30,376	3.4%
BB+	4,834	0.5%
BB-	5,013	0.6%
B+	8,100	0.9%
B-	8,551	1.0%
CCC+	3,600	0.4%
CCC	5,444	0.6%
CCC-	4,988	0.6%
C	4,393	0.5%
Not Rated	1,096	0.1%
Total	$887,585	100.0%

CMBS Rating Changes

	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	—	—	—	—	—
Downgrade	675,267	—	—	4,797	—
Unchanged	212,318	869,973	857,402	848,872	791,933

Total	$887,585	$869,973	$857,402	$853,670	$791,933

Gramercy Finance – CMBS Region and Property Type Q1 2009 Supplemental

(Dollars in thousands)

Real Estate Securities Portfolio by Region - 3/31/09

Region	Balance	Percentage
Northeast	$204,958	23.3%
West	171,405	19.5%
South	149,123	16.9%
Southwest	122,405	13.9%
Midwest	117,166	13.3%
Mid-Atlantic	112,906	12.8%
Other (1)	1,484	0.2%
US Territories (2)	586	0.1%
Various	355	0.04%
Total (3)	$880,388	100.0%

Real Estate Securities Portfolio by Property Type - 3/31/2009

Property Type	Balance	Percentage
Office	$302,494	34.4%
Retail	213,239	24.2%
Multifamily(4)	161,447	18.3%
Hotel	90,862	10.3%
Industrial	53,292	6.1%
Mixed-Use	34,198	3.9%
Self Storage	12,042	1.4%
Other	12,123	1.4%
Condo	691	0.1%
Total (3)	$880,388	100.0%

(1) Includes seven properties located outside of the US and US Territories

(2) Includes properties located in Puerto Rico and Guam

(3) Does not include $7.20 million of REIT debt that also serves as collateral for one bond

(4) Includes Multifamily and Manufactured Housing

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets - Assets Q1 2009 Supplemental

(Unaudited - in thousands)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Assets

Real estate investments, at cost:
Land	$826,570	$815,003	$647,123	$650,594
Building and improvements	2,414,527	2,441,839	2,550,010	2,561,050
Total real estate investment, cost	3,241,097	3,256,842	3,197,133	3,211,644
Less: accumulated depreciation	(61,493)	(78,315)	(48,334)	(24,018)
Total real estate investment, net	3,179,604	3,178,527	3,148,799	3,187,626

Cash and cash equivalents	45,066	91,240	25,890	36,206
Restricted cash	77,978	78,520	94,579	89,980
Pledged government securities, net	100,483	101,576	102,607	103,527
Investment in joint venture	9,311	10,495	12,122	12,795
Other assets held for sale, net	112,281	81,403	193,544	221,263
Tenant and other receivables	27,005	28,129	52,276	55,298
Acquired lease assets	499,652	566,972	415,633	420,493
Deferred costs, net	12,334	15,534	24,589	28,024
Other assets	19,792	10,790	19,214	16,518

Total assets	$4,083,506	$4,163,186	$4,089,253	$4,171,730

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity Q1 2009 Supplemental

(Unaudited - in thousands)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Liabilities and Stockholders’ Equity

Liabilities:
Credit facilities	$—	$—	$—	$93,917
Mortgage loans payable to an affiliate	110,898	115,625	148,594	67,612
Mortgage notes payable	2,285,877	2,354,368	2,392,149	2,406,064
Total debt	2,396,775	2,469,993	2,540,743	2,567,593

Accrued interest	8,004	8,167	10,806	10,200
Accounts payable and accrued expenses	53,210	62,556	76,277	91,673
Deferred revenue	99,683	98,693	86,017	83,622
Below market lease liabilities, net	845,769	846,351	708,186	746,146
Leasehold interests liabilities, net	20,361	21,051	21,759	21,895
Liabilities related to assets held for sale	60,372	15,320	9,626	7,274

Total liabilities	3,484,174	3,522,131	3,453,414	3,528,403

Stockholders’ equity:
Investment by Gramercy Capital Corp.	805,200	805,200	805,200	805,200
Due to Gramercy Capital Corp.	(200,365)	(162,313)	(169,805)	(162,872)
Retained earnings	(8,235)	(4,544)	(2,019)	(1,387)
Total Gramercy Realty equity	596,600	638,343	633,376	640,941
Non-controlling interest	2,732	2,712	2,463	2,386
Total stockholders’ equity	599,332	641,055	635,839	643,327

Total liabilities and stockholders’ equity	$4,083,506	$4,163,186	$4,089,253	$4,171,730

Gramercy Realty – Comparative Statements of Operations Q1 2009 Supplemental

(Unaudited - in thousands)

	Quarter Ended
	March 31, 2009	December 31, 2008*

Revenues:
Rental revenue	$77,974	$76,368
Operating expense reimbursements	30,060	29,852
Interest and other income	988	927
Total revenues	109,022	107,147

Operating expenses:
Ground rents and leasehold obligations	4,427	3,806
Real estate taxes	9,567	9,197
Utilities	9,952	9,412
Other property operating expenses	19,355	17,148
Direct billable expenses	2,163	1,614
Total operating expenses	45,464	41,177
Net operating income	63,558	65,970

Other expenses:
Marketing, general and administrative	879	1,396
Total other expenses	879	1,396

EBITDA	62,679	64,574

Interest expense	32,541	39,387
Depreciation and amortization	27,162	26,868
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	2,976	(1,681)

Equity in net loss from unconsolidated joint venture	(641)	(690)

Net loss attributable to non-controlling interest	(20)	(165)

Net income (loss) from continuing operations	$2,315	$(2,536)

Net income (loss) from discontinued operations, net of non-controlling interest	$(6,273)	$47
Yield maintenance fees	(91)	(37)
Net gains from disposals	358	—

Net income (loss) from discontinued operations	(6,006)	10

Net loss	$(3,691)	$(2,526)

* Reflects properties reclassified during 1Q 2009 to Discontinued Operations.

Gramercy Realty – Portfolio Summary Q1 2009 Supplemental

Gramercy Realty Portfolio	Gramercy Realty Portfolio, as of Dec. 31, 2008	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of March 31, 2009
Number of Properties	969	(24)				945
Branches	624	(18)				606
Office Buildings	337	(4)				333
Land	8	(2)				6
Rentable Sq. Ft.	26,806,814	(242,430)			5,085	26,569,469
Branches	4,006,066	(95,298)			(4,497)	3,906,271
Office Buildings	22,800,748	(147,132)			9,582	22,663,198
Leased Sq. Ft.	23,781,151	(138,536)	32,046	(155,805)	3,241	23,522,097
Branches	3,385,877	(32,763)	9,609	(36,111)	—	3,326,612
Office Buildings	20,395,274	(105,773)	22,437	(119,694)	3,241	20,195,485
% Leased	88.7%					88.5%
% of Base Rent from:
Financial Institutions	81.3%					81.7%
“A” Rated Tenants (1)	74.5%					72.9%
Net Leases	79.6%					79.9%
Lease Expiration (% of Base Revenue within Next Twelve Months)	1.9%					2.1%
Weighted Average Remaining Lease Term (years)	10.2					10.2

(1)  Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty — Portfolio Summary — Core, Value-Add and Held for Sale Q1 2009 Supplemental

Core	Gramercy Realty Core Assets, as of Dec. 31, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of March 31, 2009
Number of Properties	644	(2)	5				647
Branches	446	(2)	6				450
Office Buildings	198	—	(1)				197
Land	—	—	—				—
Rentable Sq. Ft.	20,747,772	(10,412)	(684,710)			970	20,053,620
Branches	2,785,810	(10,412)	49,012			—	2,824,410
Office Buildings	17,961,962	—	(733,722)			970	17,229,210
Leased Sq. Ft.	19,907,797	(10,412)	(551,410)	21,882	(63,581)	3,778	19,308,054
Branches	2,720,584	(10,412)	61,490	374	(7,765)	—	2,764,271
Office Buildings	17,187,213	—	(612,900)	21,508	(55,816)	3,778	16,543,783
% Leased	96.0%						96.3%
% of Base Rent from:
Financial Institutions	83.8%						84.9%
“A” Rated Tenants (1)	77.9%						75.5%
Net Leases	82.3%						82.8%
Lease Expiration (% of Base Revenue within Next Twelve Months)	1.7%						2.1%
Weighted Average Remaining Lease Term (years)	10.3						10.3

Value-Add	Gramercy Realty Value-Add Assets, as of Dec. 31, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of March 31, 2009
Number of Properties	222	(4)	(8)				210
Branches	116	(3)	(8)				105
Office Buildings	105	(1)	—				104
Land	1	—	—				1
Rentable Sq. Ft.	4,721,333	(49,258)	(77,342)			4,115	4,598,848
Branches	831,952	(17,540)	(61,064)			(4,497)	748,851
Office Buildings	3,889,381	(31,718)	(16,278)			8,612	3,849,997
Leased Sq. Ft.	3,310,713	(39,410)	(129,345)	4,860	(78,692)	(537)	3,067,589
Branches	554,031	(7,692)	(65,967)	4,485	(14,814)	—	470,043
Office Buildings	2,756,682	(31,718)	(63,378)	375	(63,878)	(537)	2,597,546
% Leased	70.1%						66.7%
% of Base Rent from:
Financial Institutions	67.7%						68.6%
“A” Rated Tenants (1)	54.6%						55.9%
Net Leases	64.4%						64.2%
Lease Expiration (% of Base Revenue within Next Twelve Months)	2.7%						2.5%
Weighted Average Remaining Lease Term (years)	9.6						9.4

Held for Sale	Gramercy Realty HFS Assets, as of Dec. 31, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of March 31, 2009
Number of Properties	103	(18)	3				88
Branches	62	(13)	2				51
Office Buildings	34	(3)	1				32
Land	7	(2)	—				5
Rentable Sq. Ft.	1,337,709	(182,760)	762,052			—	1,917,001
Branches	388,304	(67,346)	12,052			—	333,010
Office Buildings	949,405	(115,414)	750,000			—	1,583,991
Leased Sq. Ft.	562,641	(88,714)	680,755	5,304	(13,532)	—	1,146,454
Branches	111,262	(14,659)	4,477	4,750	(13,532)	—	92,298
Office Buildings	451,379	(74,055)	676,278	554	—	—	1,054,156
% Leased	42.1%						59.8%
% of Base Rent from:
Financial Institutions	73.1%						62.9%
"A" Rated Tenants (1)	73.1%						74.6%
Net Leases	77.1%						73.0%
Lease Expiration (% of Base Revenue within Next Twelve Months)	4.7%						0.8%
Weighted Average Remaining Lease Term (years)	9.7						9.9

(1)  Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty – Portfolio Vacancies Q1 2009 Supplemental

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Florida	152	3,274,069	2,878,566	395,503	12.1%
Illinois	14	1,432,194	1,113,143	319,051	22.3%
Virginia	47	2,753,366	2,456,886	296,480	10.8%
New Jersey	67	1,316,884	1,088,303	228,581	17.4%
Texas	47	732,806	534,959	197,847	27.0%
Missouri	20	1,383,386	1,192,352	191,034	13.8%
North Carolina	182	4,273,453	4,127,671	145,782	3.4%
Georgia	70	1,512,703	1,379,233	133,470	8.8%
New York	14	620,872	487,727	133,145	21.4%
Tennessee	16	305,276	183,322	121,954	39.9%
	629	17,605,009	15,442,162	2,162,847

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Nations Bank Center - Richmond	540,229	355,693	184,536	34.2%
Bank of America - Chicago	983,778	816,084	167,694	17.0%
Downtown St. Petersburg	87,755	—	87,755	100.0%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	9.8%
Harborside - Jersey City	300,631	229,902	70,729	23.5%
Peoria Main	243,611	177,039	66,572	27.3%
State Street - Albany	167,195	109,795	57,400	34.3%
Arcadia - Kalamazoo	112,988	62,147	50,841	45.0%
Fort Sam Houston	58,649	10,045	48,604	82.9%
One East Ave - Rochester	99,921	55,067	44,854	44.9%
	3,344,757	2,492,050	852,707

12.6% of portfolio sq. ft.	28.0% of portfolio vacancy
14.8% of office sq. ft.	34.6% of office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	54	15,121,720	14,254,987	866,733	5.7%
50,000 to 99,999 SF	29	2,131,604	1,715,519	416,085	19.5%
20,000 to 49,999 SF	133	3,773,687	2,948,970	824,717	21.9%
10,000 to 19,999 SF	243	3,382,956	2,757,128	625,828	18.5%
Under 10,000 SF	480	2,159,502	1,845,493	314,009	14.5%
Portfolio Total	939	26,569,469	23,522,097	3,047,372	11.5%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant	65	413,448	—	413,448
90-99% Vacant	—	—	—	—
80-89% Vacant	2	78,667	13,710	64,957
70-79% Vacant	7	113,880	33,012	80,868
60-69% Vacant	14	288,270	102,656	185,614
50-59% Vacant	26	527,501	237,373	290,128
40-49% Vacant	47	953,816	528,490	425,326
30-39% Vacant	46	1,703,080	1,112,519	590,561
20-29% Vacant	54	1,901,286	1,424,351	476,935
10-19% Vacant	29	1,864,611	1,566,337	298,274
1-9% Vacant	33	4,983,046	4,761,785	221,261
No Vacancy	616	13,741,864	13,741,864	—
Portfolio Total	939	26,569,469	23,522,097	3,047,372

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Core, Value-Add and HFS Q1 2009 Supplemental

Core

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Illinois	4	1,245,533	1,009,256	236,277	19.0%
Virginia	29	2,559,877	2,356,914	202,963	7.9%
North Carolina	165	4,085,309	4,036,767	48,542	1.2%
Florida	105	2,557,893	2,510,115	47,778	1.9%
Pennsylvania	26	1,335,228	1,295,651	39,577	3.0%
California	83	1,254,651	1,221,117	33,534	2.7%
New Jersey	43	557,212	530,068	27,144	4.9%
Washington	9	244,171	218,976	25,195	10.3%
Maryland	7	1,008,233	984,745	23,488	2.3%
Connecticut	3	214,129	199,111	15,018	7.0%
	474	15,062,236	14,362,720	699,516

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Nations Bank Center - Richmond	540,229	355,693	184,536	34.2%
Bank of America - Chicago	983,778	816,084	167,694	17.0%
Peoria Main	243,611	177,039	66,572	27.3%
Charles Street - Baltimore	517,942	494,698	23,244	4.5%
Bridgewater	95,620	76,602	19,018	19.9%
101 Independence - Charlotte	565,694	546,756	18,938	3.3%
1 Jefferson Square - Waterbury	45,369	30,351	15,018	33.1%
Burlington	29,688	16,956	12,732	42.9%
Spokane Bankcard Center	86,304	73,628	12,676	14.7%
Jenkins Court - Jenkintown	172,640	160,277	12,363	7.2%
	3,280,875	2,748,084	532,791

16.4 of core sq. ft.	71.5% of core vacancy
19.0 of core office sq. ft.	77.7% of core office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	47	13,064,173	12,555,218	508,955	3.9%
50,000 to 99,999 SF	18	1,337,645	1,290,245	47,400	3.5%
20,000 to 49,999 SF	72	2,035,053	1,947,315	87,738	4.3%
10,000 to 19,999 SF	142	1,961,035	1,886,490	74,545	3.8%
Under 10,000 SF	368	1,655,714	1,628,786	26,928	1.6%
Core Total	647	20,053,620	19,308,054	745,566	3.7%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	2	9,088	—	9,088
90-99% Vacant	—	—	—	—
80-89% Vacant	—	—	—	—
70-79% Vacant	—	—	—	—
60-69% Vacant	—	—	—	—
50-59% Vacant	—	—	—	—
40-49% Vacant	6	94,097	53,336	40,761
30-39% Vacant	7	656,446	432,028	224,418
20-29% Vacant	10	415,313	308,608	106,705
10-19% Vacant	23	1,539,711	1,285,898	253,813
1-9% Vacant	26	3,821,147	3,710,366	110,781
No Vacancy	573	13,517,818	13,517,818	—
Core Total	647	20,053,620	19,308,054	745,566

Value-Add

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

New Jersey	17	679,097	514,004	165,093	24.3%
Florida	28	350,352	219,299	131,053	37.4%
New York	5	319,471	192,310	127,161	39.8%
Texas	8	218,212	100,537	117,675	53.9%
Tennessee	14	289,735	177,085	112,650	38.9%
Missouri	10	475,972	380,359	95,613	20.1%
North Carolina	14	164,133	81,577	82,556	50.3%
Georgia	16	176,818	109,345	67,473	38.2%
California	12	257,370	193,366	64,004	24.9%
Michigan	2	141,953	81,865	60,088	42.3%
	126	3,073,113	2,049,747	1,023,366

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Harborside - Jersey City	300,631	229,902	70,729	23.5%
State Street - Albany	167,195	109,795	57,400	34.3%
Arcadia - Kalamazoo	112,988	62,147	50,841	45.0%
Fort Sam Houston	58,649	10,045	48,604	82.9%
One East Ave - Rochester	99,921	55,067	44,854	44.9%
Las Vegas Ops Center	148,070	107,179	40,891	27.6%
Asheville Main	92,601	55,790	36,811	39.8%
NBOC Ops Center - N Brunswick	260,931	227,849	33,082	12.7%
Kansas City Ops Center	317,732	286,619	31,113	9.8%
Quintard Ave - Anniston	28,671	—	28,671	100.0%
	1,587,389	1,144,393	442,996

34.5% of value-add sq. ft.	28.9% of value-add vacancy
41.2% of value-add office sq. ft.	35.4% of value-add office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	6	1,307,547	1,023,491	284,056	21.7%
50,000 to 99,999 SF	8	578,623	354,335	224,288	38.8%
20,000 to 49,999 SF	44	1,282,522	775,551	506,971	39.5%
10,000 to 19,999 SF	78	1,115,551	724,988	390,563	35.0%
Under 10,000 SF	73	314,605	189,224	125,381	39.9%
Value-Add Total	209	4,598,848	3,067,589	1,531,259	33.3%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	28	157,713	—	157,713
90-99% Vacant	—	—	—	—
80-89% Vacant	1	58,649	10,045	48,604
70-79% Vacant	3	41,874	11,856	30,018
60-69% Vacant	6	121,151	43,432	77,719
50-59% Vacant	16	304,786	139,138	165,648
40-49% Vacant	29	654,480	362,792	291,688
30-39% Vacant	33	973,136	633,749	339,387
20-29% Vacant	40	1,368,892	1,026,127	342,765
10-19% Vacant	6	324,900	280,439	44,461
1-9% Vacant	5	373,929	340,673	33,256
No Vacancy	42	219,338	219,338	—
Value-Add Total	209	4,598,848	3,067,589	1,531,259

Held for Sale

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Florida	19	365,824	149,152	216,672	59.2%
Missouri	3	786,110	691,865	94,245	12.0%
Indiana	3	126,192	46,888	79,304	62.8%
Texas	7	154,405	77,394	77,011	49.9%
Georgia	10	88,483	28,072	60,411	68.3%
Pennsylvania	8	59,791	3,622	56,169	93.9%
Illinois	5	81,579	41,639	39,940	49.0%
New Jersey	7	80,575	44,231	36,344	45.1%
Virginia	6	39,443	3,665	35,778	90.7%
Alabama	4	22,062	6,574	15,488	70.2%
	72	1,804,464	1,093,102	711,362

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Downtown St. Petersburg	87,755	—	87,755	100.0%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	9.8%
Vincennes	63,540	21,069	42,471	66.8%
Washington Street - Frankfort	37,188	14,986	22,202	59.7%
Cocoa Village	35,487	14,410	21,077	59.4%
Moultrie Main	23,753	7,025	16,728	70.4%
Hanover	16,565	—	16,565	100.0%
Norton - 7th Street	20,018	3,665	16,353	81.7%
Downtown Daytona	22,774	6,516	16,258	71.4%
Denison	22,986	8,045	14,941	65.0%
	1,080,066	751,994	328,072

56.3% of HFS sq. ft.	42.6% of HFS vacancy
68.2% of HFS office sq. ft.	61.9% of HFS office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	1	750,000	676,278	73,722	9.8%
50,000 to 99,999 SF	3	215,336	70,939	144,397	67.1%
20,000 to 49,999 SF	17	456,112	226,104	230,008	50.4%
10,000 to 19,999 SF	23	306,370	145,650	160,720	52.5%
Under 10,000 SF	39	189,183	27,483	161,700	85.5%
HFS Total	83	1,917,001	1,146,454	770,547	40.2%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	35	246,647	—	246,647
90-99% Vacant	—	—	—	—
80-89% Vacant	1	20,018	3,665	16,353
70-79% Vacant	4	72,006	21,156	50,850
60-69% Vacant	8	167,119	59,224	107,895
50-59% Vacant	10	222,715	98,235	124,480
40-49% Vacant	12	205,239	112,362	92,877
30-39% Vacant	6	73,498	46,742	26,756
20-29% Vacant	4	117,081	89,616	27,465
10-19% Vacant	—	—	—	—
1-9% Vacant	2	787,970	710,746	77,224
No Vacancy	1	4,708	4,708	—
HFS Total	83	1,917,001	1,146,454	770,547

Land parcels are excluded from property totals.

Gramercy Realty – Lease Expiration Q1 2009 Supplemental

Gramercy Realty Portfolio

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	65	150,067	0.56%	0.04%
Q2 2009	51	1,164,569	4.38%	0.15%
Q3 2009	38	299,161	1.13%	0.41%
Q4 2009	43	139,519	0.53%	0.56%
Q1 2010	31	213,048	0.80%	0.97%

Includes noticed shedding space, but excludes contractual rent reductions (Dana and Regions portfolios).

Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty – Lease Expiration – Core, Value-Add and HFS Q1 2009 Supplemental

Core

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Core Rentable Sq. Ft.	% of Core Base Rent
Monthly	21	68,721	0.34%	0.03%
Q2 2009	26	1,108,246	5.53%	0.14%
Q3 2009	21	265,992	1.33%	0.39%
Q4 2009	23	98,502	0.49%	0.55%
Q1 2010	17	184,858	0.92%	1.03%

Value-Add

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Value-Add Base Rent
Monthly	32	57,161	1.24%	0.06%
Q2 2009	22	50,558	1.10%	0.28%
Q3 2009	16	31,750	0.69%	0.65%
Q4 2009	14	26,263	0.57%	0.63%
Q1 2010	12	26,322	0.57%	0.91%

Held for Sale

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of HFS Rentable Sq. Ft.	% of HFS Base Rent
Monthly	12	24,185	1.3%	0.14%
Q2 2009	3	5,765	0.3%	0.03%
Q3 2009	1	1,419	0.1%	0.01%
Q4 2009	6	14,754	0.8%	0.53%
Q1 2010	2	1,868	0.1%	0.13%

Includes noticed shedding space, but excludes contractual rent reductions (Dana and Regions portfolios).

Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty – Top Ten Q1 2009 Supplemental

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

Tenants / Financial Institutions		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent

1	Bank of America, N.A.	A+	375	12,517,258	47.1%	45.8%
2	Wachovia Bank, National Association	AA	144	4,857,027	18.3%	13.3%
3	Regions Financial Corporation	A	77	689,181	2.6%	4.2%
4	Citizens Financial Group	AA-	9	267,585	1.0%	2.5%
5	General Services Administration (GSA)	AAA	5	226,308	0.9%	2.0%
6	American International Insurance Company (AIG)	A	1	263,058	1.0%	1.9%
7	Branch Banking & Trust Co. (BB&T)	N/A	23	399,263	1.5%	1.7%
8	Key Bank	A	32	159,076	0.6%	1.4%
9	Fifth Third Bank	A	17	64,046	0.2%	0.9%
10	Citco Fund Services (USA), Inc.	N/A	1	104,343	0.4%	0.9%
			684	19,547,145	73.6%	74.6%

*              Ratings by Fitch.  Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

States		Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI

1	North Carolina	182	4,273,453	16.1%	96.6%	20.7%
2	Florida	152	3,274,069	12.3%	87.9%	12.6%
3	Virginia	47	2,753,366	10.4%	89.2%	10.9%
4	Georgia	70	1,512,703	5.7%	91.2%	6.6%
5	Pennsylvania	47	1,473,847	5.5%	91.9%	6.1%
6	California	95	1,512,021	5.7%	93.5%	5.9%
7	Maryland	7	1,008,233	3.8%	97.7%	5.8%
8	Missouri	20	1,383,386	5.2%	86.2%	4.9%
9	Illinois	14	1,432,194	5.4%	77.7%	3.5%
10	Delaware	2	378,723	1.4%	100.0%	2.8%
		636	19,001,995	71.5%	90.9%	79.8%

Land parcels are excluded from property totals.

Gramercy Realty – Top Ten – Core, Value-Add and HFS Q1 2009 Supplemental

Top Ten Tenants by Percent of Base Rent

Core

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	A+	286	10,796,756	53.84%	40.64%	49.30%	40.45%
2	Wachovia Bank, National Association	AA	116	4,379,383	21.84%	16.48%	14.87%	12.20%
3	Citizens Financial Group	AA-	3	223,307	1.11%	0.84%	2.64%	2.17%
4	American International Insurance Company (AIG)	A	1	263,058	1.31%	0.99%	2.34%	1.92%
5	Branch Banking & Trust Co. (BB&T)	N/A	22	395,589	1.97%	1.49%	1.99%	1.63%
6	General Services Administration (GSA)	AAA	1	170,717	0.85%	0.64%	1.88%	1.54%
7	Key Bank	A	30	140,590	0.70%	0.53%	1.53%	1.25%
8	Fifth Third Bank	A	17	64,046	0.32%	0.24%	1.19%	0.98%
9	Regions Financial Corporation	A	16	63,116	0.32%	0.24%	1.06%	0.87%
10	Robinson, Bradshaw & Hinson PA	N/A	1	120,606	0.60%	0.45%	0.92%	0.75%

			493	16,617,168	82.86%	62.54%	77.72%	63.76%

Value-Add

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	A+	70	1,208,896	26.29%	4.55%	25.33%	3.28%
2	Regions Financial Corporation	A	45	482,941	10.50%	1.82%	19.86%	2.57%
3	Citco Fund Services (USA, Inc.)	N/A	1	104,343	2.27%	0.39%	7.40%	0.96%
4	Wachovia Bank, National Association	AA	17	381,037	8.28%	1.43%	6.53%	0.84%
5	Sovereign Bank	AA-	5	29,436	0.64%	0.11%	2.72%	0.35%
6	PNC Bank (includes former National City Bank)	N/A	5	59,258	1.29%	0.22%	2.62%	0.34%
7	General Services Administration (GSA)	AAA	3	48,443	1.05%	0.18%	2.56%	0.33%
8	Citizens Financial Group	AA-	6	44,278	0.96%	0.17%	2.54%	0.33%
9	Northern Trust Co.	N/A	1	26,570	0.58%	0.10%	1.92%	0.25%
10	Bank of Montreal	AAA	1	14,656	0.32%	0.06%	1.11%	0.14%

			154	2,399,858	52.18%	9.03%	72.59%	9.39%

Held for Sale

Tenants		Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	A+	19	511,606	26.69%	1.93%	41.67%	2.09%
2	Regions Financial Corporation	A	16	143,124	7.47%	0.54%	14.90%	0.75%
3	International Business Machines Corp.	A+	1	154,017	8.03%	0.58%	11.63%	0.58%
4	PricewaterhouseCoopers LLP	N/A	1	49,762	2.60%	0.19%	7.67%	0.39%
5	Anheuser Busch Incorporated	N/A	1	45,052	2.35%	0.17%	5.99%	0.30%
6	Wachovia Bank, National Association	AA	11	96,607	5.04%	0.36%	4.27%	0.21%
7	C.J. Thomas Company, Inc.	N/A	1	19,307	1.01%	0.07%	2.94%	0.15%
8	Key Bank	A	1	14,858	0.77%	0.05%	2.11%	0.11%
9	Schroeder Measurement Technologies, Inc.	N/A	1	20,913	1.09%	0.08%	2.06%	0.10%
10	General Services Administration (GSA)	AAA	1	7,148	0.37%	0.03%	1.60%	0.08%

			53	1,062,394	55.42%	4.00%	94.84%	4.76%

*                 Ratings by Fitch. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Gramercy Realty – Top Ten – Core, Value-Add and HFS Q1 2009 Supplemental

Top Ten States by Percent of NOI

Core

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core NOI	% of Portfolio NOI
1	North Carolina	165	4,085,309	98.8%	20.37%	15.38%	21.62%	20.97%
2	Florida	105	2,557,893	98.1%	12.75%	9.63%	14.96%	14.51%
3	Virginia	29	2,559,877	92.1%	12.76%	9.63%	11.38%	11.03%
4	Georgia	44	1,247,402	99.6%	6.22%	4.69%	6.59%	6.39%
5	Pennsylvania	26	1,335,228	97.0%	6.66%	5.03%	6.13%	5.95%
6	Maryland	7	1,008,233	97.7%	5.03%	3.79%	6.01%	5.83%
7	California	83	1,254,651	97.3%	6.26%	4.72%	5.67%	5.50%
8	Illinois	4	1,245,533	81.0%	6.21%	4.69%	3.43%	3.32%
9	Delaware	2	378,723	100.0%	1.89%	1.43%	2.87%	2.78%
10	Arizona	8	583,057	99.4%	2.91%	2.19%	2.82%	2.73%

		473	16,255,906	96.1%	81.06%	61.18%	81.48%	79.01%

Value-Add

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value- Add NOI	% of Portfolio NOI
1	Missouri	10	475,972	79.9%	10.35%	1.79%	66.51%	1.03%
2	Arkansas	6	231,303	74.6%	5.03%	0.87%	36.00%	0.56%
3	Tennessee	14	289,735	61.1%	6.30%	1.09%	33.27%	0.52%
4	California	12	257,370	75.1%	5.59%	0.97%	27.30%	0.42%
5	Pennsylvania	13	78,828	71.2%	1.71%	0.30%	24.18%	0.37%
6	Alabama	7	109,902	61.6%	2.39%	0.41%	20.90%	0.32%
7	Nevada	1	148,070	72.4%	3.22%	0.56%	20.25%	0.31%
8	Georgia	16	176,818	61.8%	3.84%	0.67%	15.98%	0.25%
9	Texas	8	218,212	46.1%	4.74%	0.82%	15.61%	0.24%
10	South Carolina	8	94,191	67.4%	2.05%	0.35%	5.62%	0.09%

		95	2,080,401	68.6%	45.24%	7.83%	265.62%	4.11%

Held for Sale

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS NOI	% of Portfolio NOI
1	Missouri	3	786,110	88.0%	41.01%	2.96%	235.89%	3.48%
2	Texas	7	154,405	50.1%	8.05%	0.58%	12.59%	0.19%
3	Illinois	5	81,579	51.0%	4.26%	0.31%	9.79%	0.14%
4	Mississippi	2	32,869	59.3%	1.72%	0.13%	7.50%	0.11%
5	Indiana	3	126,192	37.2%	6.58%	0.48%	3.32%	0.05%
6	Alabama	4	22,062	29.8%	1.15%	0.08%	1.51%	0.02%
7	North Carolina	3	24,011	38.8%	1.25%	0.09%	0.63%	0.01%
8	Oklahoma	1	8,734	51.3%	0.46%	0.03%	0.33%	0.01%
9	South Carolina	2	14,265	39.8%	0.74%	0.05%	(0.35)%	(0.01)%
10	Tennessee	1	13,297	30.0%	0.69%	0.05%	(0.66)%	(0.01)%

		31	1,263,524	71.8%	65.91%	4.76%	270.55%	3.99%

Land parcels are excluded from property totals.

Gramercy Realty – Dispositions – Q1 Q1 2009 Supplemental

Gramercy Realty

Dispositions Report

Date of Inventory 3/31/2009

For Dispositions between 1/1/2009 and 3/31/2009

		Property	Own.				Zip	Disposition	Rentable	Leased	%
Property	Property Name	Type	Code	Address	City	State	Code	Date	SF	SF	Leased

200	Aventura	Branch	Leased	20495 Biscayne Boulevard	N. Miami Beach	FL	33180	1/1/2009	3,200	3,200	100.0%
2916	North Islnd Brnch	Branch	Leased	Southwood Park Highway 278	Hilton Head	SC	29938	1/20/2009	4,492	4,492	100.0%
4029	East Rome	Branch	Owned	1311 Dean Street	Rome	GA	30161	2/4/2009	2,500	2,500	100.0%
3609	South Office	Branch	Owned	1830 S York Street	Gastonia	NC	28052	2/5/2009	2,756	—	—
3660	Zephyrhills	Branch	Owned	38421 5th Ave	Zephyrhills	FL	33542	2/6/2009	9,878	4,869	49.3%
4218	West Memphis	Branch	Owned	PO Box 1728	West Memphis	AR	72303	2/13/2009	9,425	4,675	49.6%
2021	45th Avenue	Branch	Owned	824 45th Avenue	Meridian	MS	39307	2/18/2009	2,486	—	—
3684	Hackleburg	Branch	Owned	34867 US Highway 43	Hackleburg	AL	35564	2/23/2009	5,319	—	—
3695	Woodstock Square	Branch	Owned	10080 Highway 92	Woodstock	GA	30188	2/23/2009	3,653	—	—
2023	Southpark	Branch	Owned	2709 Mackey Lane	Schreveport	LA	71118	2/25/2009	5,591	—	—
3676	East Greenville	Branch	Owned	399 Washington St	East Greenville	PA	18041	2/26/2009	2,890	—	—
3678	Summit Parkway	Branch	Owned	5131 NW Loop 410	San Antonio	TX	78229	2/27/2009	2,734	—	—
2024	Pegram	Branch	Owned	536 Highway 70	Pegram	TN	37143	3/4/2009	3,783	—	—
3693	Town Center	Branch	Owned	2616 Busbee Parkway	Kennesaw	GA	30144	3/4/2009	6,748	—	—
3440	Cape Canaveral	Branch	Owned	7801 N Atlantic Boulevard	Cape Canaveral	FL	32920	3/13/2009	9,492	5,115	53.9%
3048	Harrisonburg Main	Branch	Owned	224 South Main Street	Harrisonburg	VA	22801	3/18/2009	7,912	7,912	100.0%
4247	Cypress Street	Branch	Owned	3510 Cyrpress Street	West Monroe	LA	71291	3/26/2009	9,848	—	—
165	594 Washington St	Branch	Owned	594 Washington Street	Stoughton	MA	02072	3/31/2009	2,591	—	—

	Total Number of Properties for Branch			18					95,298	32,763	34.4%

3619	McClellan Relo Site	Land	Owned	5300 McClellan Blvd	Anniston	AL	36206	2/19/2009	—	—	—
3705	McGinnis Ferry Road	Land	Owned	7750 McGinnis Ferry Road	Suwannee	GA	30024	3/4/2009	—	—	—

	Total Number of Properties for Land			2					—	—	—

5389	Niagra Falls	Office	Owned	418 Third St, Suite 101	Niagara Falls	NY	14301	2/10/2009	18,272	8,093	44.3%
742	FS Charleston, LP	Office	Owned	177 Meeting Street	Charleston	SC	29401	2/25/2009	59,873	55,232	92.2%
4251	Battlefield	Office	Owned	3271 E Battlefield	Springfield	MO	65804	3/13/2009	31,718	31,718	100.0%
4309	North Liberty	Office	Owned	118 N. Liberty	Jackson	TN	38301	3/27/2009	37,269	10,730	28.8%

	Total Number of Properties for Office			4					147,132	105,773	71.9%

	Total Number of Properties			24					242,430	138,536	57.1%

Glossary Q1 2009 Supplemental

Term	Definition

Annualized Base Rent

The base rent, excluding Reimbursable Expenses and without Straightlining, required to be paid by a tenant under a lease during the most recently completed calendar quarter multiplied by four. Annualized Base Rent is computed without regard for scheduled rental increases, decreases or lease expirations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Annualized Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.

EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.

Funds From Operations (FFO)

The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.

GAAP	Generally accepted accounting principles.

Gross Revenue	Annualized Base Rent, excluding Straightlining plus Reimbursable Expenses.

LIBOR	London Interbank Offered Rate.

REIT	Real estate investment trust.

Reimbursable Expenses

The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.

Straightlining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

Investor Information Q1 2009 Supplemental

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219

David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

Jim Shanahan	Wachovia Capital Markets, LLC.	(443) 263-6546

INVESTOR INFORMATION

Transfer Agent The Bank of New York Mellon Corporation 480 Washington Blvd Jersey City, New Jersey 07310

Investor Inquiries

Shareholders, prospective investors and analysts seeking information about the

Company should direct their inquiries to:

Director of Investor Relations

Gramercy Capital Corp.

420 Lexington Avenue, Suite 1926

New York, NY 10170

212-297-1000

www.gramercycapitalcorp.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein.  Opinions, forecasts and other forward-looking statements expressed in analysts’ reports may change without notice.

Corporate Directory Q1 2009 Supplemental

Executive Officers

Roger M. Cozzi

Chief Executive Officer

Timothy J. O’Connor

President

Robert R. Foley

Chief Operating Officer

Jon W. Clark

Chief Financial Officer

Independent Auditors

Ernst & Young LLP

New York, NY

Legal Counsel

Clifford Chance US LLP

New York, NY

Headquarters

420 Lexington Avenue, Suite 1926

New York, NY 10170

(212) 297-1000

(212) 297-1090 fax

www.gramercycapitalcorp.com

Non-Officer Directors

Stephen L. Green

Chairman of the Board

Director; Investment Committee

Chairman of the Board, SL Green Realty Corp.

Allan J. Baum

Director; Audit Committee;

Compensation Committee;

Private Investor

Marc Holliday

Director, Investment Committee

Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter

Director; Compensation Committee;

Nominating and Corporate Governance Committee;

Investment Committee;

Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg

Director; Audit Committee;

Nominating and Corporate Governance Committee;

Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven

Director; Audit Committee;

Compensation Committee;

Nominating and Corporate Governance Committee;

President, Forsyth Street Advisors, LLC